GreenPoint Manufactured Housing
Contract Trust
Pass Through Certificates
Series 1999-1
Investor Number 51999021

Determination Date:       10-Dec-99
Remittance Date:          15-Dec-99
Month End Date:           30-Nov-99


-----------------------------------------------------------------------------------------------------------------------------------
     (a)      Class A-1 Distribution Amount                                                                           4,689,243.31
     (b)      Class A-1 Distribution Principal                                                                        3,761,801.44
                          Scheduled Payments of Principal                                              694,963.35
                          Partial Prepayments                                                                0.00
                          Scheduled Principal Balance Principal Prepayment in Full                   1,220,517.39
                          Scheduled Principal Balance Liquidated Contracts                           1,846,320.70
                          Scheduled Principal Balance Repurchases                                            0.00

     (c)      Class A-1 Interest Distribution                                                                           539,585.51
              Class A-1 Interest Shortfall                                                                                    0.00

     (d)      Class A-1 Remaining Certificate Balance                                                               108,262,871.96


     (e)      Class A-2 Distribution Amount                                                                             628,545.83
     (f)      Class A-2 Distribution Principal                                                                                0.00
                          Scheduled Payments of Principal                                                    0.00
                          Partial Prepayments                                                                0.00
                          Scheduled Principal Balance Principal Prepayment in Full                           0.00
                          Scheduled Principal Balance Liquidated Contracts                                   0.00
                          Scheduled Principal Balance Repurchases                                            0.00

     (g)      Class A-2 Interest Distribution                                                                           628,545.83
              Class A-2 Interest Shortfall                                                                                    0.00

     (h)      Class A-2 Remaining Certificate Balance                                                               125,500,000.00


     (i)      Class A-3 Distribution Amount                                                                             463,341.67
     (j)      Class A-3 Distribution Principal                                                                                0.00
                          Scheduled Payments of Principal                                                    0.00
                          Partial Prepayments                                                                0.00
                          Scheduled Principal Balance Principal Prepayment in Full                           0.00
                          Scheduled Principal Balance Liquidated Contracts                                   0.00
                          Scheduled Principal Balance Repurchases                                            0.00

     (k)      Class A-3 Interest Distribution                                                                           463,341.67
              Class A-3 Interest Shortfall                                                                                    0.00

     (l)      Class A-3 Remaining Certificate Balance                                                                91,000,000.00


     (m)      Class A-4 Distribution Amount                                                                             400,625.00
     (n)      Class A-4 Distribution Principal                                                                                0.00
                          Scheduled Payments of Principal                                                    0.00
                          Partial Prepayments                                                                0.00
                          Scheduled Principal Balance Principal Prepayment in Full                           0.00
                          Scheduled Principal Balance Liquidated Contracts                                   0.00
                          Scheduled Principal Balance Repurchases                                            0.00

     (o)      Class A-4 Interest Distribution                                                                           400,625.00
              Class A-4 Interest Shortfall                                                                                    0.00

     (p)      Class A-4 Remaining Certificate Balance                                                                75,000,000.00


     (q)      Class A-5 Distribution Amount                                                                           1,109,485.74
     (r)      Class A-5 Distribution Principal                                                                                0.00
                          Scheduled Payments of Principal                                                    0.00
                          Partial Prepayments                                                                0.00
                          Scheduled Principal Balance Principal Prepayment in Full                           0.00
                          Scheduled Principal Balance Liquidated Contracts                                   0.00
                          Scheduled Principal Balance Repurchases                                            0.00

     (s)      Class A-5 Interest Distribution                                                                         1,109,485.74
              Class A-5 Interest Shortfall                                                                                    0.00

     (t)      Class A-5 Remaining Certificate Balance                                                               196,659,215.00


     (u)      Class A-1 Pass Through Rate                                                                                 5.780000%
              Class A-2 Pass Through Rate                                                                                 6.010000%
              Class A-3 Pass Through Rate                                                                                 6.110000%
              Class A-4 Pass Through Rate                                                                                 6.410000%
              Class A-5 Pass Through Rate                                                                                 6.770000%


     (v)      Monthly Servicing Fee                                                                                     500,153.24

     (w)      Delinquency                                                       # of Contracts                      Prin. Balance
                                                                                --------------                      -------------
                          a)  One Monthly Payment Delinquent                        362                              13,433,064.72
                          b)  Two Monthly Payments                                  114                               3,953,891.18
                          c)  Three or more Monthly Payments                        104                               4,103,398.92
                                                                           ------------                           ----------------
                                                                                    580                              21,490,354.82
                                                                           ============                           ================


                                                                                                                     Difference
     (x)      Repurchased Contracts                    Contract Number     Repurchase Price                       Paid by Seller
                                                       ---------------     ----------------                       --------------
                                                             0                     0.00                                       0.00

                                                                           ------------                           ----------------
                                                         Total Repurchases         0.00                                       0.00
                                                                           ============                           ================

     (y)      Repossessions or Foreclosures                                   Number                                Actual Balance
                                                         BOP Repossessions          219                           $   8,015,707.27
                                                        Plus Repossessions          103                               3,663,518.27
                                                                this Month
                                                         Less Liquidations          (62)                             (1,789,509.74)
                                                                           ------------                           ----------------
                                                         EOP Repossessions          260                           $   9,889,715.80
                                                                           ============                           ================

     (z)      Class A-1 Enhancement Payment                                                                                   0.00
              Class A-2 Enhancement Payment                                                                                   0.00
              Class A-3 Enhancement Payment                                                                                   0.00
              Class A-4 Enhancement Payment                                                                                   0.00
              Class A-5 Enhancement Payment                                                                                   0.00

    (aa)      Monthly Advance                                                                                           168,113.59
              Outstanding Amount Advanced                                                                               561,055.87

    (bb)      Deposit to Special Account/Distribution to Class R Certificateholders                                           0.00

    (cc)      Amount Distributed to Class R Certificateholders                                                                0.00

    (dd)      Net Weighted Average Contract Rate                                                                              9.37%

    (ee)      Number of Manufactured Homes currently held due to repossession                                                    0
              Principal balance of Manufactured Homes currently held                                                  9,889,715.80

    (ff)      Class A-1 Pool Principal Balance percentage                                                                75.174227%
              Class A-2 Pool Principal Balance percentage                                                               100.000000%
              Class A-3 Pool Principal Balance percentage                                                               100.000000%
              Class A-4 Pool Principal Balance percentage                                                               100.000000%
              Class A-5 Pool Principal Balance percentage                                                               100.000000%

    (gg)      Aggregate Deficiency Amounts                                                                                    0.00
              Servicer Deficiency Amounts received                                                                            0.00